stoneridge.com © 2025 Q2 2025 Results August 7, 2025 Exhibit 99.2

Stoneridge

Q2 2025
Results

Non-GAAP
Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2025 and 2024 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted earnings (loss) per share ("EPS"), adjusted EBITDA, adjusted EBITDA margin, adjusted net debt, adjusted debt, adjusted cash and free cash flow are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted EPS, adjusted EBITDA, adjusted EBITDA margin, adjusted net debt, adjusted debt, adjusted cash and free cash flow should not be considered in isolation or as a substitute for gross profit, operating income (loss), income (loss) before tax, net income (loss), EPS, debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

	Q2 2025 Reported	Q2 2025 Adjusted / Non-GAAP
Sales	$228.0 million	-
Gross Profit *Margin*	$48.9 million 21.5%	-
Operating Income (Loss) *Margin*	$(2.6) million *(1.1)%*	$0.4 million *0.2%*
Net Income (Loss) *% of sales*	$(9.4) million *(4.1)%*	$(7.0) million *(3.1)%*
EBITDA *Margin*	-	$4.6 million *2.0%*

Other GAAP / Non-GAAP Measures – Q2 2025	
Cash and Cash Equivalents	$49.8 million
Total Debt	$164.4 million
Net Debt (Non-GAAP)	$114.6 million
Net Cash Provided by Operating Activities	$10.7 million
Free Cash Flow (Non-GAAP)	$7.6 million

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stoneridge.com © 2025 Q2 2025 Results 3 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at Stoneridge’s facilities or at any of Stoneridge significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving Credit Facility; capital availability or costs, including changes in interest rates; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Stoneridge

Q2 2025
Results

Q2 2025 Overview of Achievements

- Q2 performance highlights continued progress across key initiatives
  - MirrorEye sets another quarterly sales record – 21% growth vs. Q1 2025
  - Q2 free cash flow of $7.6 million improved by $5.9 million vs. Q2 2024
  - Q2 net debt reduction of $9.5 million and inventory reduction of $7.3 million vs. Q1 2025
    - Net debt reduction of $19.4 million for Credit Facility compliance purposes driven by $43.8 million of international cash repatriation
- Announced several new business awards totaling ~$775 million in estimated lifetime revenue
  - Announced largest award in Stoneridge history - MirrorEye global program extension through 2033 with ~$535 million additional lifetime revenue
  - New Smart 2 OEM program with ~$40 million lifetime revenue
  - New programs and extensions for secondary displays and electronic control with ~$115 million lifetime revenue
  - Announced largest OEM award in Stoneridge Brazil history with ~$85 million lifetime revenue

Q2 2025 Highlights

Sales
$228M
4.6% growth vs. Q1 2025

Net Debt Reduction
$9.5M
vs. Q1 2025

Q2 Business Awards
~$775M
Estimated Lifetime Revenue

Free Cash Flow
$7.6M
+$5.9M vs. Q2 2024

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Stoneridge

Q2 2025
Results

Financial Summary

Q1 2025 vs. Q2 2025

Sales


$217.9
$228.0
Q1 2025
Q2 2025

Adjusted Gross Profit


$47.7
21.9%
$48.9
21.5%
Q1 2025
Q2 2025

Adjusted Operating Income


-0.2%
$(0.4)
Q1 2025
$0.4
0.2%
Q2 2025
+40 bps

Adjusted EBITDA


$7.6
3.5%
$7.2
3.3%
$4.6
2.0%
$8.1
3.5%
Q1 2025
Q1 2025 ex. Non-Op FX*
Q2 2025
Q2 2025 ex. Non-Op FX*
+20 bps*

**Excluding non-operating FX expense (income) of $3.4 million and $(0.5) million recognized in Q2 2025 and Q1 2025, respectively*

Q2 2025 Key Drivers

- Sales remained approximately flat vs. Q1 2025 excluding favorable foreign currency translation impact of $8.6 million
  - **MirrorEye sets another quarterly sales record – 21% growth vs. Q1 2025**
  - Incremental demand in the North American passenger vehicle end market as well as higher off-highway sales offset by lower sales in the European commercial vehicle end market
- **Adjusted operating margin improved by 40 basis points vs. Q1 2025**
  - **Quality related costs continued to improve (~$0.2 million)**
  - Tariff-related costs of $0.5 million
  - Reduced engineering costs and incentive compensation aligned with current market conditions
- Adjusted EBITDA impacted by non-operating FX expense of $3.4 million in Q2 (vs. non-operating FX income of $0.5 million in Q1)
  - **Excluding the impacts of non-operating FX, adjusted EBITDA margin improved by 20 basis points vs Q1 2025**

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Q2 2025
Results

MirrorEye OEM
Global Program Award

Largest OEM program award in Stoneridge history

~$535M Total Lifetime Revenue

~$140M Estimated Peak Annual Revenue



Global MirrorEye Program Extension through 2033

- Global program with existing commercial vehicle OEM customer on multiple heavy-duty truck nameplates in Europe and North America
- Incremental, upgraded technology
- Improved customer-assumed take rates based on volume expectations included in the award
    - European take rates expected to peak over 80%

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Stoneridge

Q2 2025
Results

MirrorEye Update

Continued positive momentum in the OEM and bus end markets

OEM Update

- **Announcing supplier agreement to offer MirrorEye to over-the-road customers of a prominent North American OEM**
  - Expected to be available by the end of 2025
  - Several significant fleets expected to be among the first to order system on new trucks
- **Successful launch of North American OEM programs with DTNA and VTNA**
  - Initial feedback received from our customers has been extremely positive, customers expecting improved take rates vs. original expectations

Bus Update

- **Introduced Next-Generation MirrorEye for Buses**
  - The next-generation MirrorEye Multi-Purpose system's compact design makes it ideal for buses, coaches and rigid vehicles
  - Supports compliance with the New General Safety Regulation (EU) 2019/2144, which mandates the adoption of advanced vehicle technologies to improve road safety



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Stoneridge
Q2 2025
Results

Major OEM Program Awards
Stoneridge Electronics

Awarded several new commercial vehicle OEM programs for Smart 2 tachograph, secondary displays and controls

Smart 2 Tachograph

- New program award for commercial vehicle customer in Europe
- Launching in 2028 on medium-duty and heavy-duty trucks

Secondary Displays and Controls

- New program award for secondary display in medium-duty platform
- Program extensions of additional secondary displays and electronic control units


~$40M
Total Lifetime Revenue
~$115M
Total Lifetime Revenue

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Q2 2025
Results

Infotainment Program Award
Stoneridge Brazil

Largest OEM business award in Stoneridge Brazil history

Infotainment OEM Program

- **Largest OEM business award in Stoneridge Brazil history**
- Awarded electronic control unit as the tier 2 supplier for an OEM Infotainment program
  - ~$85 million lifetime revenue
    - ~$20 million peak annual revenue
- Program expected to launch in the second half of 2026
- Aligned with our global growth initiatives to further expand our local OEM programs - award creates additional opportunities in OEM space in Brazil





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stoneridge.com © 2025 Financial Update

Stoneridge
Q2 2025
Results

Q2 2025
Financial Highlights

Second quarter performance highlights continued progress across key initiatives
EBITDA heavily influenced by unfavorable non-operating FX

Key Performance Drivers vs. Previous Expectations

- Q2 sales were approximately in line with our prior expectations
  - Q2 sales included ~$3 million of favorable foreign currency impact vs. prior expectations
- Adjusted EBITDA significantly impacted by unfavorable non-operating FX expense of $3.4 million
- Incremental tariff-related costs of $0.5 million incurred in Q2

Q2 2025 EBITDA Walk vs. Prior Expectations


$4.6M
$3.4M
$0.5M
~$8.5M+
Q2 Adjusted EBITDA
Non-operating FX Expenses
Incremental Tariff-Related Costs
Q2 Adjusted EBITDA ex. Non-operating FX and Tariffs

Q2 2025 Results

Sales	Gross Profit *Margin*	Adjusted Operating Income *Margin*	Adjusted EBITDA *Margin*	Free Cash Flow
$228.0 million	$48.9 million *21.5%*	$0.4 million *0.2%*	$4.6 million *2.0%*	$7.6 million

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12stoneridge.com © 2025 Q2 2025 Results Sales Adjusted Operating Income Control Devices Performance Q1 2025 vs. Q2 2025 Q2 2025 Financial Results • Q2 sales increased by 1.9% vs. Q1 2025 primarily due to higher production volumes in the North American passenger vehicle end market • Q2 adjusted operating income improved by 180 basis points vs. Q1 2025 • Overhead cost improvement of 200 basis points vs. Q1 2025 primarily driven by efficient manufacturing processes as a result of operating performance initiatives • Continued focus on controlling operating costs and discretionary spend 2025 Full-year Expectations • Improving North America passenger car market conditions • Focus remains on material cost reduction and manufacturing performance to drive stable margins Operating margin expanded 180 basis points primarily due to manufacturing performance improvements $’s in USD Millions +1.9% +180 bps $69.9 $71.2 Q1 2025 Q2 2025 $1.5 $2.8 2.2% 4.0% Q1 2025 Q2 2025

Stoneridge
Q2 2025
Results

Electronics Performance

MirrorEye sets another quarterly sales records
Continued improvement in quality-related costs

Q2 2025 Financial Results

- Q2 sales were relatively in line with Q1 2025, excluding the favorable foreign currency translation impact of ~$8.1 million
  - **MirrorEye set another quarterly sales record with 21% growth vs. Q1 2025**
- Operating income performance primarily impacted by higher material costs primarily as a result of unfavorable sales mix
  - **Quality-related costs improved by $0.3 million vs. Q1 2025**

2025 Full-year Expectations

- Significant, continued headwinds in North America commercial vehicle end-market
  - MirrorEye revenue expected to continue to partially offset production volume declines
- Continued focus on material cost and quality-related improvement activities


$'s in USD Millions
Q1 2025 vs Q2 2025
Sales
$140.5
$149.6
Q1 2025
Q2 2025
Adjusted Operating Income
$6.9
$4.2
4.9%
2.8%
Q1 2025
Q2 2025

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14stoneridge.com © 2025 Q2 2025 Results Sales Operating Income Stoneridge Brazil Performance Q2 2025 Financial Results • Q2 sales of $15.3 million grew by $0.9 million, or 6.0%, vs. Q1 2025 • Favorable foreign currency translation of $0.4 million and higher aftermarket product sales • Local OEM sales remained strong - in line with Q1 2025 • Operating income improved by ~230 basis points vs. Q1 2025 primarily due to lower material costs 2025 Expectations • Expecting stable revenue and margins for the remainder of the year • Focus remains on growth in local OEM business – announced significant new business award for global OEM customer • Utilizing engineering resources to continue to support global Electronics business Revenue growth and margin expansion in Q2 Local OEM business remains strong Q1 2025 vs. Q2 2025 $’s in USD Millions + 6.0% +230 bps $14.4 $15.3 Q1 2025 Q2 2025 $0.6 $1.0 4.1% 6.3% Q1 2025 Q2 2025

Stoneridge

Q2 2025
Results

Full-year 2025
Guidance Update

Updating full-year 2025 guidance to reflect Q2 performance and current market conditions

Revenue Guidance Drivers

- **Maintaining full-year revenue guidance of $860 - $890 million**
  - Reflecting updated IHS forecast, primarily driven by weaker North American commercial vehicle end market
    - IHS forecasting additional weighted average end-market decline of ~2.2% vs. prior expectations*
  - FX benefits expected to offset production headwinds

Adjusted EBITDA Margin Guidance Drivers

- **Operating performance and cost control expected to offset impact of production volume reductions**
- Expecting total incremental tariff related costs of ~$1.0 million
- Reflects YTD non-operating FX expense of $3.0 million

Updated 2025 Full-Year Guidance

- **Sales of $860 million - $890 million**
- **Adjusted EBITDA of $34 million - $38 million (4.0% - 4.3%)**

$'s in USD Millions

Full-Year 2025 Revenue Guidance Walk


$875.0
$22.0
$(19.3)
$860.0 - $890.0
2025 Revenue Guidance Midpoint (Previously Provided)
Estimated FX Impact on Revenue
IHS Production Volume Reduction*
2025 Revenue Guidance (Updated)

Full-Year 2025 EBITDA Guidance Walk


$40
$(5)
At average expected contribution margin of 27.5%
$5
$40
$(3)
$(1)
$34.0 - $38.0
2025 Adj. EBITDA Guidance Midpoint (Previously Provided)
Production Volume Reductions
Operating Performance & Initiatives
2025 Adj. EBITDA Updated
YTD Non-operating FX impact
Incremental Tariff-Related Costs
2025 Adj. EBITDA Guidance (Updated)

*Current IHS forecast based on MHCV Q3 2025 and LVP July 2025. Prior IHS forecast based on MHCV Q1 2025 and LVP April 2025.

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Stoneridge

Q2 2025
Results

Cash Flow Performance

Continued strong cash performance driving net debt reductions

Q2 2025 Performance

- **Second quarter free cash flow of $7.6 million ($5.9 million improvement vs. Q2 2024)**
- Continued focus on working capital management – specifically inventory improvement
  - **Inventory balance improved by $7.3 million vs. Q1 2025**

Capital Structure

- **Reduced total net debt by $9.5 million (Compliance Net Debt reduced by $19.4 million)**
  - Repatriated $43.8 million of internationally held cash to facilitate debt paydown
- Q2 net debt to trailing-twelve-month EBITDA compliance leverage ratio* at 4.17x
- Updating targeted compliance leverage ratio to ~2.5x by the end of 2025

$'s in USD Millions

Q2 2024 vs. Q2 2025

Free Cash Flow


$7.6
$1.7
+$5.9M
Q2 2024
Q2 2025

Inventory Reduction

$7.3M

vs. Q1 2025

Net Debt Reduction

$9.5M

vs. Q1 2025

**Compliance Leverage Ratio calculation includes adjustments in accordance with the Revolving Credit Facility agreement. Refer to Reconciliations to US GAAP for reconciliations.*
Note: Compliance Net Debt Leverage Ratio Maximum requirement of 5.50x for Q2 2025 and 3.50x at the end of 2025 per the amended Credit Facility agreement

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stoneridge.com © 2025 Strategic Update

stoneridge.com © 2025 Q2 2025 Results 18 Reviewing Strategic Alternatives Control Devices Reviewing strategic alternatives for Control Devices to maximize the value of each of our businesses Reviewing strategic alternatives for Control Devices with a focus on a sale of the business Expected to drive significant value creation for shareholders, customers and employees • Remaining portfolio focused on high-technology electronic solutions for commercial vehicle end markets • Expected to drive significant earnings expansion through focused resource deployment and streamlined operations Sale proceeds would be used to improve balance sheet through debt repayment and reduced interest expense

stoneridge.com © 2025 Q2 2025 Results Q2 2025 Summary $7.6M Free Cash Flow in Q2 2025 New Business Awards ~21% MirrorEye Revenue Growth vs. Q1 2025 19 ~$775M Updated 2025 Full-Year Guidance • Sales of $860 million - $890 million • Adjusted Gross Margin of 22.0% - 22.25% • Adjusted Operating Margin of 0.75% - 1.25% • Adjusted EBITDA ~$34 million - $38 million (4.0% - 4.3% of sales) • Free Cash Flow of $25 - $30 million Maximizing shareholder value Announced review of strategic alternatives for Control Devices – focused on sale of the business

stoneridge.com © 2025 Appendix Materials

stoneridge.com © 2025 Appendix 21 Balance Sheets December 31, 2024 June 30, 2025(in thousands) (Unaudited) ASSETS Current assets: $ 71,832$ 49,772Cash and cash equivalents 137,766163,105Accounts receivable, less reserves of $802 and $1,060, respectively 151,337144,451Inventories, net 26,57936,099Prepaid expenses and other current assets 387,514393,427Total current assets Long-term assets: 97,667100,100Property, plant and equipment, net 39,67742,514Intangible assets, net 33,08537,690Goodwill 10,05011,441Operating lease right-of-use asset 53,56354,236Investments and other long-term assets, net 234,042245,981Total long-term assets $ 621,556$ 639,408Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 83,478$ 105,773Accounts payable 66,49478,377Accrued expenses and other current liabilities 149,972184,150Total current liabilities Long-term liabilities: 201,577164,377Revolving credit facility 5,3215,373Deferred income taxes 6,4847,984Operating lease long-term liability 12,94217,008Other long-term liabilities 226,324194,742Total long-term liabilities Shareholders' equity: —— Preferred Shares, without par value, 5,000 shares authorized, none issued —— Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 28,003 and 27,695 shares outstanding at June 30, 2025 and December 31, 2024, respectively, with no stated value 225,712217,582Additional paid-in capital (38,424)(28,041) Common Shares held in treasury, 963 and 1,271 shares at June 30, 2025 and December 31, 2024, respectively, at cost 179,985163,430Retained earnings (122,013)(92,455)Accumulated other comprehensive loss 245,260260,516Total shareholders' equity $ 621,556$ 639,408Total liabilities and shareholders' equity

stoneridge.com © 2025 Appendix 22 Income Statement Six months ended June 30, Three months ended June 30, 2024202520242025(in thousands, except per share data) $ 476,216$ 445,842$ 237,059$ 227,952Net sales Costs and expenses: 374,119350,607183,319179,014Cost of goods sold 62,29964,53131,87632,835Selling, general and administrative 36,06036,53018,45718,704Design and development 3,738(5,826)3,407(2,601)Operating (loss) income 7,4356,3013,8013,134Interest expense, net 329(344)52(50)Equity in (earnings) loss of investee (260)2,964(2,296)3,430Other expense (income), net (3,766)(14,747)1,850(9,115)(Loss) income before income taxes (426)1,808(936)244Provision (benefit) for income taxes $ (3,340)$ (16,555)$ 2,786$ (9,359)Net (loss) income (Loss) income per share: $ (0.12)$ (0.60)$ 0.10$ (0.34)Basic $ (0.12)$ (0.60)$ 0.10$ (0.34)Diluted Weighted-average shares outstanding: 27,57027,73427,61127,788Basic 27,57027,73427,85327,788Diluted

stoneridge.com © 2025 Appendix 23 Statements of Cash Flows

Stoneridge

Appendix

Segment Reporting

	Three months ended June 30, 2025	Three months ended June 30, 2024	Six months ended June 30, 2025	Six months ended June 30, 2024
Net Sales:				
Control Devices	$ 70,411	$ 79,899	$ 139,244	$ 157,057
Inter-segment sales	745	955	1,767	1,786
Control Devices net sales	71,156	80,854	141,011	158,843
Electronics	142,681	145,511	277,464	295,294
Inter-segment sales	6,870	7,967	12,621	14,308
Electronics net sales	149,551	153,478	290,085	309,602
Stoneridge Brazil	14,860	11,649	29,134	23,865
Inter-segment sales	412	199	547	199
Stoneridge Brazil net sales	15,272	11,848	29,681	24,064
Eliminations	(8,027)	(9,121)	(14,935)	(16,293)
Total net sales	$ 227,952	$ 237,059	$ 445,842	$ 476,216
Cost of Goods Sold:				
Control Devices	$ 57,822	$ 66,042	$ 115,608	$ 130,051
Electronics	112,492	110,639	217,018	229,783
Stoneridge Brazil	9,056	6,643	18,225	14,138
Unallocated Corporate (A)	(356)	(5)	(244)	147
Total cost of goods sold	$ 179,014	$ 183,319	$ 350,607	$ 374,119
Design and Development:				
Control Devices	$ 3,863	$ 4,844	$ 7,998	$ 9,952
Electronics	13,447	11,671	25,448	22,409
Stoneridge Brazil	712	816	1,494	1,587
Unallocated Corporate (A)	682	1,126	1,590	2,112
Total design and development	$ 18,704	$ 18,457	$ 36,530	$ 36,060
Other Segment Costs:				
Control Devices	$ 6,160	$ 5,290	$ 11,907	$ 11,165
Electronics	14,003	13,368	26,753	26,182
Stoneridge Brazil	4,124	4,231	7,861	7,977
Unallocated Corporate (A)	8,548	8,987	18,010	16,975
Total other segment costs	$ 32,835	$ 31,876	$ 64,531	$ 62,299

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

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Stoneridge

Appendix

Segment Reporting

	Three months ended June 30,		Six months ended June 30,	
	2025	2024	2025	2024
Operating (Loss) Income:				
Control Devices	**$ 2,566**	$ 3,725	**$ 3,731**	$ 5,889
Electronics	**2,739**	9,831	**8,244**	16,920
Stoneridge Brazil	**969**	(41)	**1,554**	163
Unallocated Corporate [(A)]	**(8,875)**	(10,108)	**(19,355)**	(19,234)
Total operating (loss) income	**$ (2,601)**	$ 3,407	**$ (5,826)**	$ 3,738
Depreciation and Amortization:				
Control Devices	**$ 2,127**	$ 2,806	**$ 4,453**	$ 5,669
Electronics	**3,974**	3,903	**7,514**	7,764
Stoneridge Brazil	**1,143**	1,221	**2,236**	2,497
Unallocated Corporate	**336**	620	**649**	1,204
Total depreciation and amortization [(B)]	**$ 7,580**	$ 8,550	**$ 14,852**	$ 17,134
Interest Expense (Income), net:				
Control Devices	**$ (99)**	$ (19)	**$ (174)**	$ (19)
Electronics	**178**	501	**433**	1,104
Stoneridge Brazil	**(218)**	(224)	**(367)**	(594)
Unallocated Corporate	**3,273**	3,543	**6,409**	6,944
Total interest expense, net	**$ 3,134**	$ 3,801	**$ 6,301**	$ 7,435
Capital Expenditures:				
Control Devices	**$ 1,096**	$ 1,587	**$ 2,159**	$ 3,104
Electronics	**1,040**	2,977	**4,920**	4,354
Stoneridge Brazil	**397**	799	**695**	1,739
Corporate [(C)]	**121**	326	**281**	760
Total capital expenditures	**$ 2,654**	$ 5,689	**$ 8,055**	$ 9,957

(A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation.

(B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets.

(C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries.

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stoneridge.com © 2025 Reconciliations to US GAAP

stoneridge.com © 2025 US GAAP Reconciliations US GAAP Reconciliations 27 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2025 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit Q2 2025Q1 2025(USD in millions) $ 48.9$ 46.3Gross Profit —1.4Add: Pre-Tax Business Realignment Costs $ 48.9$ 47.7Adjusted Gross Profit

stoneridge.com © 2025 US GAAP Reconciliations 29 US GAAP Reconciliations Reconciliation of Adjusted Operating Income (Loss) Q2 2025Q1 2025(USD in millions) $ (2.6)$ (3.2)Operating Income (Loss) 1.72.8Add: Pre-Tax Business Realignment Costs 1.0—Add: Pre-Tax Strategic Review Costs 0.3—Add: Pre-Tax Share-Based Compensation Accelerated Vesting $ 0.4$ (0.4)Adjusted Operating Income (Loss)

stoneridge.com © 2025 US GAAP Reconciliations 30 US GAAP Reconciliations Reconciliation of Adjusted EBITDA Q2 2025Q1 2025Q4 2024Q3 2024Q2 2024(USD in millions) $ (9.1)$ (5.6)$ (6.2)$ (3.7)$ 1.9Income (Loss) Before Tax 3.13.23.43.63.8Interest expense, net 7.67.38.38.88.5Depreciation and amortization $ 1.6$ 4.8$ 5.5$ 8.8$ 14.2EBITDA 1.72.80.40.31.9Add: Pre-Tax Business Realignment Costs ———0.2—Add: Pre-Tax Environmental Remediation Costs 1.0————Add: Pre-Tax Strategic Review Costs 0.3————Add: Pre-Tax Share-Based Compensation Accelerated Vesting $ 4.6$ 7.6$ 6.0$ 9.2$ 16.1Adjusted EBITDA

stoneridge.com © 2025 US GAAP Reconciliations 31 US GAAP Reconciliations Reconciliation of Q2 2025 Adjusted Tax Rate Tax RateQ2 2025(USD in millions) $ (9.1)Loss Before Tax 1.7Add: Pre-Tax Business Realignment Costs 1.0Add: Pre-Tax Strategic Review Costs 0.3Add: Pre-Tax Share-Based Compensation Accelerated Vesting $ (6.1)Adjusted Loss Before Tax (2.7)%$ 0.2Income Tax Expense 0.7Add: Tax Impact from Pre-Tax Adjustments (15.7)%$ 1.0Adjusted Income Tax Expense on Adjusted Loss Before Tax

stoneridge.com © 2025 US GAAP Reconciliations 32 US GAAP Reconciliations Reconciliation of Q2 2025 Adjusted Net Income and EPS Q2 2025 EPSQ2 2025(USD in millions, except EPS) $ (0.34)$ (9.4)Net Loss 0.051.3Add: After-Tax Business Realignment Costs 0.030.8Add: After-Tax Strategic Review Costs 0.010.2Add: After-Tax Share-Based Compensation Accelerated Vesting $ (0.25)$ (7.0)Adjusted Net Loss

stoneridge.com © 2025 US GAAP Reconciliations 33 US GAAP Reconciliations Reconciliation of Electronics Adjusted Operating Income Q2 2025Q1 2025(USD in millions) $ 2.7$ 5.5Electronics Operating Income 1.41.4Add: Pre-Tax Business Realignment Costs $ 4.2$ 6.9Electronics Adjusted Operating Income Reconciliation of Control Devices Adjusted Operating Income Q2 2025Q1 2025(USD in millions) $ 2.6$ 1.2Control Devices Operating Income 0.30.4Add: Pre-Tax Business Realignment Costs $ 2.8$ 1.5Control Devices Adjusted Operating Income

stoneridge.com © 2025 US GAAP Reconciliations 34 US GAAP Reconciliations Reconciliation of Free Cash Flow Q2 2025Q2 2024(USD in millions) $ 10.7$ 8.7Cash Flow from Operating Activities (3.3)(7.1)Capital Expenditures, including Intangibles 0.10.1Proceeds from Sale of Fixed Assets $ 7.6$ 1.7Free Cash Flow

stoneridge.com © 2025 US GAAP Reconciliations 35 US GAAP Reconciliations Reconciliation of Net Debt Q2 2025Q1 2025(USD in millions) $164.4$203.2Total Debt 49.879.1Less: Cash and Cash Equivalents $ 114.6$ 124.1Net Debt

US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted EBITDA for Compliance Calculation

(USD in millions)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Income (Loss) Before Tax	$ 1.9	$ (3.7)	$ (6.2)	$ (5.6)	$ (9.1)
Interest Expense, net	3.8	3.6	3.4	3.2	3.1
Depreciation and Amortization	8.5	8.8	8.3	7.3	7.6
EBITDA	**$ 14.2**	**$ 8.8**	**$ 5.5**	**$ 4.8**	**$ 1.6**
Compliance adjustments:					
Add: Non-Cash Impairment Charges and Write-offs or Write Downs	—	—	0.4	—	0.1
Add: Adjustments from Foreign Currency Impact	(2.4)	(0.3)	(1.8)	(0.4)	3.4
Add: Extraordinary, Non-recurring or Unusual Items	—	—	—	—	—
Add: Cash Restructuring Charges	0.5	0.7	0.3	1.6	0.5
Add: Charges for Transactions, Amendments, and Refinances	—	—	—	0.3	1.0
Add: Adjustment to Autotech Fund II Investment	0.1	0.8	0.2	(0.3)	(0.1)
Add: Accrual-based Expenses	7.1	1.3	6.4	7.3	5.6
Less: Cash Payments for Accrual-based Expenses	(3.7)	(3.3)	(2.8)	(6.1)	(4.3)
Adjusted EBITDA (Compliance)	**$ 15.8**	**$ 7.9**	**$ 8.2**	**$ 7.3**	**$ 7.7**
Adjusted TTM EBITDA (Compliance)				**$ 39.1**	**$ 31.1**

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stoneridge.com © 2025 US GAAP Reconciliations 37 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q2 2025Q1 2025(USD in millions) $ 49.8$ 79.1Total Cash and Cash Equivalents (13.4)(23.3)Less: 35% of Cash in Foreign Locations $ 36.4$ 55.8Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q2 2025Q1 2025(USD in millions) $ 164.4$ 203.2Total Debt 1.51.5Outstanding Letters of Credit $ 165.9$ 204.7Total Adjusted Debt (Compliance) $ 129.5$ 148.9Adjusted Net Debt (Compliance) 4.17x3.81xCompliance Leverage Ratio (Net Debt / TTM EBITDA) 5.50x6.00xCompliance Leverage Ratio Maximum Requirement

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